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                                   EXHIBIT 23
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                               ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Riser Foods, Inc. and Subsidiaries:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33- 43245, File No. 33-53168 and File No. 33-59329.



/s/ Arthur Andersen LLP
- ------------------------
By:  Arthur Andersen LLP


Cleveland, Ohio
September 24, 1996


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